C:\DOCUMENT\KENTSTAG.07



                                 EXECUTION COPY








                            Stock Purchase Agreement

                                     Between

                             WellTech Eastern, Inc.

                                       and

                          Kenting Energy Services Inc.









                            Dated as of July 30, 1997

                            Stock Purchase Agreement

     This Stock Purchase Agreement (this AAgreement@) is entered into as of July 30, 1997 by and between WellTech Eastern, Inc., a Delaware corporation (ABuyer@), and Kenting Energy Services Inc., an Alberta corporation (the AShareholder@).



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                                  WITNESSETH :
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     Whereas,  Buyer is a corporation  duly organized and validly existing under the laws of the State of Delaware, with its principal executive offices at Two Tower Center, Tenth Floor, East Brunswick, New Jersey 08816; and

     Whereas, Kenting Holdings (Argentina) S.A. (the ACompany@) is a corporation duly organized and validly existing under the laws of the republic of Argentina, with its principal executive offices at Uruguay 1134-Piso 3, (1016) Buenos Aires, Argentina; and

     Whereas, Kenting Drilling (Argentina) S.A. (the ACompany Subsidiary@) is a subsidiary of the Company and is a corporation duly organized and validly existing under the laws of the republic of Argentina, with its principal executive offices at Uruguay 1134-Piso 3, (1016) Buenos Aires, Argentina; and

     Whereas, the Shareholder owns 15,300,000 shares (the ACompany Shares@) of common stock, par value $1.00 per share, of the Company (ACompany Common Stock@), which constitutes all of the issued and outstanding shares of capital stock of the Company

     Whereas, the Company owns 24,545,362 shares (the ACompany-Owned Subsidiary Shares@) of common stock, par value $1.00 per share, of the Company Subsidiary (ASubsidiary Common Stock@), and the Shareholder owns 37,386 shares (the AShareholder-Owned Subsidiary Shares@) of Subsidiary Common Stock, which constitutes all of the issued and outstanding shares of capital stock of the Company Subsidiary; and

     Whereas, the Shareholder desires to sell to Buyer, and Buyer desires to purchase from the Shareholder all of the issued and outstanding capital stock of the Company and all of the shares of capital stock of the Company Subsidiary owned by the Shareholder.

     Now, Therefore, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

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                                    ARTICLE 1

                  ARTICLE 1 Purchase and SalePurchase and Sale

     1.1. Purchase and Sale of the Company Shares. Subject to the terms and conditions of this Agreement, on the date hereof, the Shareholder agrees to sell and convey to Buyer, free and clear of all Encumbrances (defined below) and Buyer agrees to purchase and accept from the Shareholder, all of the Company Shares and all of the Shareholder-Owned Subsidiary Shares. In consideration of the sale of the Company Shares and the Shareholder-Owned Subsidiary Shares, Buyer shall pay to the Shareholder $9,575,000 in cash by wire transfer of immediately available funds, and the Cash Adjustment Payment (as defined in
Section 1.3 hereof), if any, in accordance with Section 1.3 hereof. In addition, on the date hereof Buyer shall pay to the Shareholder $525,000 in satisfaction of all debts remaining due to the Shareholder or irs affiliates on the date hereof. The term AEncumbrances@ means all liens, security interests, pledges, mortgages, deed of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights-of-way, limitations, reservations, restrictions and other encumbrances of any kind or nature.

     1.2. Recording the Transfer of Shares. The parties hereto acknowledge that the Company Shares are currently held of record as follows: 15,299,988 shares (the AKID Company Shares@) by Kenting Drilling International, Inc., a predecessor (by amalgamation) to the Shareholder (AKID@) and 12 shares (the AKESL Company Shares@) by Kenting Energy Services Ltd, a predecessor (by amalgamation) to the Shareholder (AKESL@). The parties hereto acknowledge that the Shareholder-Owned Subsidiary Shares are currently held of record by KID. The Shareholder represents and warrants to Buyer that it has validly acquired the KID Company Shares, the KESL Company Shares and the Shareholder-Owned Subsidiary Shares by means of an amalgamation of various affiliated corporate entities and a subsequent liquidation of the resulting entity without having such acquisitions (the AShareholder Stock Acquisitions@) formally recorded in the appropriate stock records of the Company and the Company Subsidiary. On the date hereof, the Shareholder shall caused to be filed in the appropriate stock records of the Company and the Company Subsidiary those transfer documents necessary to properly record the Shareholder Stock Acquisitions in accordance with Argentina law (the ADelinquent Filings@) and those transfer documents necessary to properly record the transfer of the Company Shares and the Shareholder-Owned Shares hereunder in accordance with Argentina law such that, as a result of such filings, the Buyer (and its designees) will become the record and beneficial owners of the Company Shares and the Shareholder-Owned Subsidiary Shares.

     1.3 Adjustment of Purchase Price. Buyer shall cause to be prepared and delivered to the Shareholder a consolidated balance sheet of the Company as of the date hereof (the AFinal Balance Sheet@) within sixty (60) days after the date hereof, which balance sheet will be prepared in accordance with Canadian generally accepted accounting principles, consistently applied in all respects (which shall not include any reserve or accruals for employee termination costs). Buyer and the Shareholder shall jointly review the Final Balance Sheet, and endeavor in good faith to resolve all disagreements regarding the entries thereon and reach a final determination thereof within 90 days from the date hereof. In the event that the parties cannot agree on the entries to be placed on the Final Balance Sheet, the dispute will be resolved by an independent accounting firm mutually agreed to by the Shareholder and Buyer (such agreement not to be unreasonably withheld or delayed) whose resolution shall be binding on and enforceable against the parties hereto. Within 10 days of reaching such final determination, the following adjusting payments shall be made:

     (1) If the sum of (A) the Final Net Current Value of the Company (defined below) plus (B) $100,056 (the ACapital Expenditure Amount@) exceeds the 4/30 Net Current Value of the Company (defined below), Buyer shall pay to the Shareholder the amount of such excess (the ACash Adjustment Payment@).

     (2) If the sum of (A) the Final Net Current Value of the Company plus the Capital Expenditure Amount is less than the 4/30 Net Current Value of the Company, the Shareholder shall pay to Buyer the amount of such difference.

     The term AFinal Net Current Value of the Company@ means the dollar value of the amount by which (i) the ATotal Current Assets@ (excluding any prepaid job costs relating to the assets referred to in Schedule 2.1.8 hereto (the AExcluded Assets@) transferred from the Company to the Shareholder or an associated company of the Shareholder in anticipation of the consummation of the transactions contemplated hereby but including the book value of any AInventories@ included in the Excluded Assets) plus the AOther Assets@ minus the ADue from Kenting Group@ as recorded on the Final Balance Sheet exceeds (ii) the ATotal Current Liabilities@ plus the A Term Debt@ plus the ADeferred Income Taxes@ minus the ADue to Kenting Group@ as recorded on the Final Balance Sheet. The term A4/30 Net Current Value of the Company@ means the dollar value of the amount by which (i) the ATotal Current Assets@ (excluding any prepaid job costs relating to the Excluded Assets but including the book value of any AInventories@ included in the Excluded Assets) plus the AOther Assets@ minus the ADue from Kenting Group@ as recorded on the 4/30 Balance Sheet (as defined in Section 2.1.6 hereof) exceeds (ii) the ATotal Current Liabilities@ plus the ATerm Debt@ plus the ADeferred Income Taxes@ minus the ADue to Kenting Group@ as recorded on the 4/30 Balance Sheet.


                                    ARTICLE 2

     Representations  and Warranties  ARTICLE 2  Representations  and Warranties
2.1. Representations and Warranties of the Shareholder.Representations and Warranties of the Shareholder. The Shareholder represents and warrants to Buyer as follows:

     2.1.1. Organization and Standing.Organization and Standing. Each of the Company, the Company Subsidiary and the Shareholder is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing and is authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have an adverse effect on its financial condition, properties or business.

     2.1.2. Agreement Authorized and its Effect on Other Obligations.Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all of necessary corporate action on the part of the Shareholder, and the Shareholder has the legal capacity and requisite power and authority to enter into, and perform its obligations under this Agreement. This Agreement is a valid and binding obligation of the Shareholder enforceable against the Shareholder (subject to normal equitable principles) in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement by the Shareholder will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) any of the organizational or other documents of the Company or the Company Subsidiary or (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Company, the Company Subsidiary or the Shareholder is a party or by which the Company, the Company Subsidiary or the Shareholder or their respective properties are bound.

     2.1.3. Capitalization.Capitalization. The authorized capitalization of the Company consists of 15,300,000 shares of Company Common Stock, of which, as of the date hereof, 15,300,000 shares were issued and outstanding and, following the recording of the Delinquent Filings, are held beneficially and of record by the Shareholder. On the date hereof, the Company does not have any outstanding options, warrants, calls or commitments of any character relating to any of its authorized but unissued shares of capital stock. All issued and outstanding shares of Company Common Stock are validly issued, fully paid and non-assessable and are not subject to preemptive rights. None of the outstanding shares of Company Common Stock is subject to any voting trusts, voting agreement or other agreement or understanding with respect to the voting thereof, nor is any proxy in existence with respect thereto. The authorized capitalization of the Company Subsidiary consists of 24,582,748 shares of Subsidiary Common Stock, all of which shares were issued and outstanding as of the date hereof, with 24,545,362 shares held beneficially and of record by the Company (following the recording of the Delinquent Filings) and 37,386 shares held beneficially and of record by the Shareholder (following the recording of the Delinquent Filings). On the date hereof, the Company Subsidiary does not have any outstanding options, warrants, calls or commitments of any character relating to any of its authorized but unissued shares of capital stock. All issued and outstanding shares of Subsidiary Common Stock are validly issued, fully paid and non-assessable and are not subject to preemptive rights. None of the outstanding shares of Subsidiary Common Stock is subject to any voting trusts, voting agreement or other agreement or understanding with respect to the voting thereof, nor is any proxy in existence with respect thereto.

     2.1.4. Ownership of the Company Shares.Ownership of the Company Shares. Following the recording of the Delinquent Filings, the Shareholder holds good and valid title to all of the Company Shares and the Shareholder-Owned Subsidiary Shares, free and clear of all Encumbrances. Following the recording of the Delinquent Filings, the Shareholder possesses full authority and legal right to sell, transfer and assign to Buyer the Company Shares and the Shareholder-Owned Subsidiary Shares, free and clear of all Encumbrances. Upon transfer to Buyer by the Shareholder of the Company Shares and the Shareholder-Owned Subsidiary Shares, Buyer will own the Company Shares and the Shareholder-Owned Subsidiary Shares free and clear of all Encumbrances. There are no claims pending or, to the knowledge of the Shareholder, threatened, against the Company or the Shareholder that concern or affect title to the Company Shares or the Shareholder-Owned Subsidiary Shares, or that seek to compel the issuance of capital stock or other securities of either the Company or the Company Subsidiary.

     2.1.5. No Subsidiaries2.1.5. No Subsidiaries. Other than the Company Subsidiary, there is no corporation, partnership, joint venture, business trust or other legal entity in which the Company, either directly or indirectly through one or more intermediaries, owns or holds beneficial or record ownership of at least a majority of the outstanding voting securities.

     2.1.6. Financial Statements2.1.6.Financial Statements. The Company has delivered to Buyer copies of the unaudited consolidated balance sheet of the Company and the Company Subsidiary (the A4/30 Balance Sheet@) and related consolidated statements of income, copies of which are attached hereto as
Schedule 2.1.6 (collectively, the A4/30 Financial Statements@), as at and for the four months ended April 30, 1997 (the ABalance Sheet Date@). The 4/30 Financial Statements are complete in all material respects. The 4/30 Financial Statements presents fairly in all material respects the consolidated financial condition of the Company as at the dates and for the periods indicated. The 4/30 Financial Statements have been prepared in accordance with Canadian generally accepted accounting principles applied on a consistent basis.

     2.1.7. Liabilities2.1.7.Liabilities. Except as provided in Schedule 2.1.7 hereto, to the knowledge of any of (i) the directors and officers of the Company, (ii) the directors and officers of the Company Subsidiary, (iii) Gary Meier and (iv) Ricardo Lopez Olaciregui (collectively, the ACompany Management@), neither the Company nor the Company Subsidiary has any liabilities or obligations, either accrued, absolute or contingent, nor are any of the foregoing persons aware of any potential liabilities or obligations (including, without limitation, liabilities related to non-performance of contracts, non-payment of taxes, infringement of the intellectual property rights of others, violations of applicable laws, current or pending litigation, environmental conditions or labor disputes) that could materially adversely affect the value and conduct of the business of the Company and the Company Subsidiary, taken as a whole, other than those required to be reflected or properly reserved against in the 4/30 Balance Sheet and the Final Balance Sheet (and which will be reflected in an accurate calculation of the 4/30 Net Current Value of the Company and the Final Net Current Value of the Company). 2.1.8. Absence of Certain Changes and Events2.1.8. Absence of Certain Changes and Events. The Shareholder has caused the Company and the Company Subsidiary to make those fixed asset transfers and those balance sheet adjustments referred to in Schedule 2.1.8 hereto. To the knowledge of Company Management, other than the transactions specified in Schedule 2.1.8 hereto, since the Balance Sheet Date, there has not been any material reduction in the value of the fixed assets of the Company or the Company Subsidiary or the occurrence of any other transaction or event that could materially adversely affect the value and conduct of the business of the Company and the Company Subsidiary, taken as a whole, other than those that will be reflected in an accurate calculation of the Final Net Current Value of the Company.

     2.1.9. Title to and Condition of Assets2.1.9. Title to and Condition of Assets. Except as disclosed on Schedule 2.1.9 hereto, the Company and the Company Subsidiary have good title to all their assets reflected in the 4/30 Balance Sheet, including, without limitation, all of the Company-Owned Subsidiary Shares, free and clear of any Encumbrance of any nature whatsoever, except (i) Encumbrances reflected in the 4/30 Balance Sheet, (ii) liens for current taxes not yet due and payable, and (iii) such imperfections of title, easements and Encumbrances, if any, as are not substantial in character, amount, or extent and do not and will not materially detract from the value, or interfere with the present use, of the property subject thereto or affected thereby, or otherwise materially impair business operations.

     2.1.10. Consents and Approvals. All consents, approvals and authorizations required to be made or obtained by the Company, the Company Subsidiary or the Shareholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby have been obtained.

     2.1.11. Finder=s Fee2.1.11. Finder=s Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by the Shareholder and its counsel directly with Buyer and its counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder=s fee or any similar payments.

     2.2. Representations and Warranties of Buyer2.2. Representations and Warranties of Buyer. Buyer represents and warrants to the Shareholder as follows:

     2.2.1. Organization and Good Standing2.2.1. Organization and Good Standing. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary, except where the failure to be so qualified or licensed would not have an adverse effect on its financial condition, properties or business. 2.2.2. Agreement Authorized and its Effect on Other Obligations2.2.2. Agreement Authorized and its Effect on Other Obligations. The consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Buyer, and this Agreement is a valid and binding obligation of Buyer enforceable (subject to normal equitable principles) in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement by Buyer will not conflict with or result in a violation or breach of any term or provision of, or constitute a default under (a) the Certificate of Incorporation or Bylaws of Buyer or (b) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Buyer or any of its property is bound.

     2.2.3. Consents and Approvals 2.2.3. Consents and Approvals. No consent, approval or authorization of, or filing of a registration with, any governmental or regulatory authority, or any other person or entity is required to be made or obtained by Buyer in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby.

     2.2.4. Finder=s Fee2.2.4. Finder=s Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with the Company, the Company Subsidiary and the Shareholder and its counsel, without the intervention by any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder=s fee or any similar payments.

                                    ARTICLE 3

     Additional Agreements ARTICLE 3 Additional Agreements 3.1. Noncompetition.Noncompetition. Except as otherwise consented to or approved in writing by Buyer, the Shareholder agrees that for a period of 42 months from the date hereof, it will not (and will cause its affiliates not to), directly or indirectly, acting alone or as a member of a partnership or as an officer, director, employee, consultant, representative, holder of, or investor in as much as 5% of any security of any class of any corporation or other business entity (i) engage in any businesses involved in providing well servicing or shallow/moderate depth drilling services within the country of Argentina; (ii) request any present customers or suppliers of the Company or the Company Subsidiary to curtail or cancel their business with the Company, the Company Subsidiary, Buyer or any affiliate of Buyer; (iii) disclose to any person, firm or corporation any trade, technical or technological secrets of the Company, the Company Subsidiary, Buyer or any affiliate of Buyer or any details of their organization or business affairs or (iv) induce or actively attempt to influence any employee of the Company, the Company Subsidiary, Buyer or any affiliate of Buyer to terminate his employment. The Shareholder agrees that if either the length of time or geographical area set forth in this Section 3.1 is deemed too restrictive in any court proceeding, the court may reduce such restrictions to those which it deems reasonable under the circumstances. The obligations expressed in this Section 3.1 are in addition to any other obligations that the Shareholder may have under the laws of any jurisdiction in which they do business requiring an employee of a business or a shareholder who sells his stock in a corporation (including a disposition in a merger) to limit his activities so that the goodwill and business relations of his employer and of the corporation whose stock he has sold (and any successor corporation) will not be materially impaired. Each of the Shareholder further agrees and acknowledges that the Company, the Company Subsidiary, Buyer and its affiliates do not have any adequate remedy at law for the breach or threatened breach by the Shareholder of this covenant, and agree that the Company, the Company
Subsidiary, Buyer or any affiliate of Buyer may, in addition to the other remedies which may be available to it hereunder, file a suit in equity to enjoin the Shareholder from such breach or threatened breach. If any provisions of this
Section 3.1 are held to be invalid or against public policy, the remaining provisions shall not be affected thereby. The Shareholder acknowledges that the covenants set forth in this Section 3.1 are being executed and delivered by such Shareholder in consideration of the covenants of Buyer contained in this Agreement, and for other good and valuable consideration, receipt of which is hereby acknowledged.

     3.2. Employee Matters. From the date hereof, the Company and the Company Subsidiary shall remain responsible for all costs associated with the termination of any of their employees terminated after the date hereof; provided, however, that the Shareholder shall be solely responsible for any and all liabilities, costs and expenses associated with the termination of Gary Meier by either the Company or the Company Subsidiary, regardless of whether he is terminated before, on or after the date hereof (the AMeier Termination@).

     3.3. Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effectuate the transactions contemplated hereby. Without limiting the generality of the foregoing, the Shareholder shall take those actions reasonably requested by Buyer to (i) properly record the transfer of the Company Shares and the Shareholder-Owned Subsidiary Shares in accordance with Section 1.2 hereof and
(ii) resolve the title exceptions described in Schedule 2.1.9 hereto.

                                    ARTICLE 4

     Indemnification ndemnification 4.1. Indemnification by the Shareholder4.1. Indemnification by the Shareholder. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, the Shareholder shall indemnify, defend and hold harmless the Company, the Company Subsidiary, Buyer and their affiliates and their respective officers, directors, employees, agents and stockholders (collectively, the ABuyer Indemnified Parties@), against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable fees and expenses of attorneys, consultants and experts (collectively, the ADamages@) that the Buyer Indemnified Parties shall incur or suffer, which arise, result from or relate to (i) any breach by the Shareholder of (or the failure of the Shareholder to perform) its respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Shareholder under this Agreement or (ii) the Meier Termination.

     4.2. Indemnification by Buyer4.2. Indemnification by Buyer. In addition to any other remedies available to the Shareholder under this Agreement, or at law or in equity, Buyer shall indemnify, defend and hold harmless the Shareholder against and with respect to any and all Damages that such indemnitees shall incur or suffer, which arise, result from or relate to any breach of, or failure by Buyer to perform, any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to the Shareholder by or on behalf of Buyer under this Agreement.

     4.3. Indemnification Procedure. In the event that any party hereto discovers or otherwise becomes aware of an indemnification claim arising under
Section 4.1 or 4.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to Section 4.1 or 4.2 hereof, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld or delayed.


                                    ARTICLE 5

                      ARTICLE 5 MiscellaneousMiscellaneous

     5.1. Survival of Representations, Warranties and Covenants5.1. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive indefinitely without limitation, notwithstanding any investigation made by or on behalf of any of the parties hereto. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive indefinitely despite any investigation made by any party hereto or on its behalf.

     5.2. Entirety5.2. Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

     5.3. Counterparts.Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

     5.4. Notices and Waivers.Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested:

     If  to  Buyer   -----------------------------------------------------------
--------------------------------------------------------

     Addressed           to:          With          a          copy          to:
-----------------------------------------------------------
--------------------------------------------------------
-----------------------------------------------------------
--------------------------------------------------------

WellTech Eastern, Inc.                   Porter & Hedges, L.L.P.
Two Tower Center, Tenth Floor            700 Louisiana, 35th Floor
East Brunswick, New Jersey 08816         Houston, Texas 77210-4744
Attn: General Counsel                    Attn: Samuel N. Allen
Facsimile:  (908) 247-5148               Facsimile:  (713) 228-1331

     -----------------------------------------------------------
--------------------------------------------------------

     If to any Shareholder

     ------------------------------------------------------
--------------------------------------------------------

     Addressed           to:          With          a          copy          to:
------------------------------------------------------
--------------------------------------------------------
------------------------------------------------------
--------------------------------------------------------

     Kenting Energy Services Inc.        Howard Mackie
     Suite 700, 112 - 4th Ave. S.W.      1000 Canterra Tower
     Calgary, Alberta T2P0H3             400 Third Ave. S.W.
     Attn: Chief Operating Officer       Calgary, Alberta T2P0H3
     Facsimile: (403) 264-0251           Attn: Brian Roberts
                                         Facsimile: (403) 266-1395


     ------------------------------------------------------
--------------------------------------------------------

     Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

     5.5. Table of Contents and Captions.Table of Contents and Captions. The table of contents and captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

     5.6. Successors and Assigns.Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

     5.7. Severability.Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

     5.8. Applicable Law.Applicable Law. While the parties hereto acknowledge and agree that the transfer of the Company Shares and the Shareholder-Owned Subsidiary Shares hereunder shall be effected and recorded in accordance with Argentina law, this Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the Province of Alberta.

     5.9. Fees, Expenses.Fees, Expenses. All legal and other fees and expenses incurred by the parties hereto in connection with the negotiation of this Agreement and the consummation of the transactions contemplated hereby shall be borne solely by the party incurring such fee or expense. Without limiting the generality of the foregoing, any fees and expenses incurred by the Shareholder=s counsel in connection with updating the stock records of the Company and the Company Subsidiary as required to properly record the transfer of the shares hereunder shall not be the obligation of the Company or the Company Subsidiary. All out-of-pocket expenses incurred by Buyer, the Company or the Company Subsidiary in connection with resolving the title exceptions described in
Schedule 2.1.9 hereto shall be reimbursed by the Shareholder promptly upon written request accompanied by written evidence of such expense.


     [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.


                                                     WELLTECH EASTERN, INC.


                                                     By:/s/ Francis D. John
                                                     Name:  Francis D. John
                                                     Title:  President



                                                    KENTING ENERGY SERVICES INC.


                                                     By:  /s/A. E. Dumont
                                                     Name:  A. E. Dumont
                                                     Title:  President

                   Schedule 2.1.6 - 4/30 Financial Statements


                  See the financial statements attached hereto

                         Schedule 2.1.7 - Liabilities


                         See the listing attached hereto

               Schedule 2.1.8 - Material Pre-Closing Transactions


Excluded Assets:

     Since the Balance Sheet date and in anticipation of the consummation of the transactions contemplated by this Agreement, the Company Subsidiary has transferred to P.D. Technical Services Inc. the following assets referred to in the attached Bill of Sale (the AExcluded Assets@):

Balance Sheet Adjustments:

     The amounts payable from the Company or the Company Subsidiary to the Shareholder or its affiliates in excess of the amounts payable to the Company or the Company Subsidiary from the Shareholder or its affiliates shall be satisfied as follows:

     $3,000,000 US will be canceled in consideration for the transfer of the Excluded Assets with the remaining $525,000 US to be paid by the Buyer on the date hereof.

                        Schedule 2.1.9 - Title Exceptions


     1. The Argentina real property records do not currently show that the Company Subsidiary is the owner of the parcel of real property located in Las Heres, Argentina and the two parcels of real property located in Comodoro Rivadavia, Argentina (the ACompany Property@) that valid purchase documents in the possession of the Company Subsidiary indicate it as owning. The Shareholder represents and warrants that (i) the Company Subsidiary is the owner in fee simple of the Company Property (with no material Encumbrances thereon), (ii) no other party has claimed or can validly claim title to any portion of the Company Property and (iii) it has (or will cause to be) delivered all documents necessary to file in the appropriate real property records to reflect that the Company Subsidiary owns the Company Property in fee simple, free from any material Encumbrances.

     2. Some of the certificates of title covering the thirty-seven (37) automobiles and light pickup trucks owned by the Company Subsidiary (the ACompany Vehicles@) either do not properly reflect the Company Subsidiary as the owner thereof or indicate that such automobile is subject to a third part lien. The Shareholder represents and warrants that Company Vehicles are owned outright by the Company Subsidiary subject to no Encumbrances, (ii) no other party has claimed or can validly claim title to any of the Company Vehicles and (iii) it has (or will cause to be) delivered to Buyer all documents necessary to file with the appropriate governmental agency to enable the Company Subsidiary to obtain a clear certificate of title to each Company Vehicle.